UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2013

ENTEROLOGICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54347	80-0504940
(Commission File Number)	(IRS Employer Identification No.)

1264 University Avenue West, Suite 404
St. Paul, Minnesota 55104
(Address of Principal Executive Offices, Zip Code)

(516) 303-8181
(Registrant's Telephone Number, Including Area Code)

-----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 19, 2013 Enterologics, Inc. (the "Company") filed a Current Report on Form 8-K (the "August 19th Form 8-K") disclosing the change in its accountant. This report amends and restates in its entirety the August 19th Form 8-K to provide additional information regarding the resignation of Lake & Associates, CPA.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On August 13, 2013, the Public Company Accounting Oversight Board ("PCAOB") issued an order which, among other things, revoked the PCAOB registration of Lake & Associates, CPA’s, LLC (“Lake & Associates”), the Company's prior independent registered public accounting firm.  As a result of that revocation, the Company can no longer include the audit report and consent of Lake & Associates in its filings and other reports with the Securities and Exchange Commission.  In light of the foregoing actions by the PCAOB, Lake & Associates resigned as the Company’s independent registered public accounting firm on August 15, 2013. On August 16, 2013, the Company retained Li and Company, PC as the principal independent accountants for the Company. The decision to change accountants was approved by the Company’s board of directors.

Lake & Associates was the independent registered public accounting firm for the Company from March 19, 2012 until August 15, 2013. None of Lake’s reports on the Company’s financial statements from March 19, 2012 until August 15, 2013, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lake & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Lake & Associates served as the Company’s independent registered public accounting firm.

During our two most recent fiscal years and the subsequent interim period preceding the resignation of Lake & Associates we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Lake & Associates would have caused it to make reference to the subject matter of the disagreement in connection with its report.

However, the reports of Lake, dated April 10, 2012 and March 29, 2013, on the Company’s financial statements as of and for the years ended December 31, 2012 and December 31, 2011 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

The Company has provided Lake with a copy of this disclosure and has requested that Lake furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Lake addressed to the Securities and Exchange Commission dated August 22, 2013 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Engagement of Li and Company, PC

Prior to August 16, 2013, the date that Li and Company, PC ("Li") was retained as the principal independent accountants of the Company:

(1) The Company did not consult Li regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Li that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Li regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.2	Letter, dated August 22, 2013, from Lake & Associates, CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROLOGICS, INC.

Date: August 22, 2013	By:	/s/ Robert Hoerr
	Name:	Robert Hoerr
	Title:	President